[CERTIFICATE BORDER APPEARS HERE]                                   Exhibit 4.1
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          |  NUMBER  |
          |  C       |
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  [COMP USA LOGO APPEARS HERE]

   AMERICAN BANK NOTE COMPANY

        COMMON STOCK                                 INCORPORATED UNDER THE
                                                  LAWS OF THE STATE OF DELAWARE
       PAR VALUE $.01                                    --------------
         PER SHARE                                      |    SHARES    |
                                                        |              |
                                                        |              |
                                                         --------------
                                                         SEE REVERSE SIDE
                                                            FOR LEGEND

                                                        CUSIP 204932 10 7
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

                                COMPUSA(R) INC.
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This certifies that


is the owner of
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          FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK OF

CompUSA Inc. transferable on the books of the Corporation by the holder hereof in person or by duty authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

    In Witness Whereof, the Corporation has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and a facsimile of its corporate seal to be printed hereon.


/s/  James F. Halpin                             Dated:

                      President and              COUNTERSIGNED AND REGISTERED:
            Chief Executive Officer
                                                  AMERICAN STOCK TRANSFER &
                                                    TRUST COMPANY

/s/ James E. Skinner                               TRANSFER AGENT AND REGISTRAR

       Executive Vice President and              BY
            Chief Financial Officer

                                                            AUTHORIZED SIGNATURE


                  [COMPUSA INC. CORPORATE SEAL APPEARS HERE]

                                  COMPUSA(R)
                            THE COMPUTER SUPERSTORE

                                 CompUSA Inc.


     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common        UNIF GIFT MIN ACT -      Custodian
TEN ENT - as tenants by the entireties                   ------         ------
JT TEN  - as joint tenants with right of                 (Cust)         (Minor)
          survivorship and not as tenants                under Uniform Gifts to
          in common                                      Minors Act
                                                                    -----------
                                                                      (State)

    Additional abbreviations may also be used though not in the above list.

     For value received                   hereby sell, assign and transfer unto
                        -----------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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|                                     |
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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                       ---------------------------------------------------------

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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      -------------------

                                       X
                NOTICE:                 ---------------------------------
        THE SIGNATURE(S) TO THIS                  (Signature)
        ASSIGNMENT MUST CORRES-
        POND WITH THE NAME(S) AS
        WRITTEN UPON THE FACE OF
        THE CERTIFICATE IN EVERY
        PARTICULAR WITHOUT ALTER-
        ATION OR ENLARGEMENT OR
        ANY CHANGE WHATEVER.           X
                                        ---------------------------------
                                                  (Signature)


     This certificate also evidences and
entitles the holder hereof to certain          -------------------------------
Rights as set forth in an Agreement be-       | THE SIGNATURE(S) SHOULD BE     |
tween CompUSA Inc. and Bank One, Texas,       | GUARANTEED BY AN "ELIGIBLE     |
N.A., as Rights Agent (American Stock         | GUARANTOR INSTITUTION" AS      |
Transfer & Trust Company became successor     | DEFINED IN RULE 17Ad-15 UNDER  |
Rights Agent as of August 19, 1996),          | THE SECURITIES EXCHANGE ACT    |
dated as of April 29, 1994, and as amended    | OF 1934, AS AMENDED            |
from time to time (the "Agreement"),           --------------------------------
the terms of which are incorporated herein    | SIGNATURE(S) GUARANTEED BY:    |
by reference and a copy of which is           |                                |
on file at the principal executive office     |                                |
of CompUSA Inc. Under certain circumstances,  |                                |
as set forth in the Agreement, such Rights    |                                |
will be evidenced by separate certificates    |                                |
and will not longer be evidenced by this       --------------------------------
certificate. CompUSA Inc. will mail to the
holder of this certificate a copy of the
Agreement without charge promptly after
receipt by it of a written request therefor.
Rights issued to or beneficially owned by
a Person who is or becomes an Acquiring
Person or an Affiliate or Associate of such
Acquiring Person (as such terms are
defined in the Agreement) or, under certain
circumstances, transferees thereof,
will become void as provided in Section 11(a)
(ii) of the Agreement and thereafter may not
be transferred to any Person.